UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2005
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                            Regency Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   1-7949                      72-0888772
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)             File No.)                Identification No.)

610 N.E. Jensen Beach Blvd., Jensen Beach, Florida                 34957
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (772) 334-8181

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

As previously reported, in December 2001, the Company's 80%-owned subsidiary, National Resource Development Corporation ("NRDC"), sold its inventory of stockpiled rock ("Aggregate") to the Company's 75%-owned subsidiary, Iron Mountain Resources, Inc. ("Iron Mountain"), for a purchase price of $18,200,000 in the form of a note. The note has been in default since December 2003. On February 9, 2005, in lieu of foreclosure, Iron Mountain reconveyed the Aggregate to NRDC and the note was deemed satisfied.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        REGENCY AFFILIATES, INC.


                                                        By: /s/ Laurence S. Levy
                                                        ------------------------
                                                        Name: Laurence S. Levy
                                                        Title: President

Date: February 11, 2005